LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MARCH 3, 2016

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION OF

PERMAL ALTERNATIVE CORE FUND,

DATED MAY 1, 2015

The following information supplements the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

Permal Asset Management LLC (“Permal”) currently serves as the subadviser for the fund under two subadvisory agreements. Under the first subadvisory agreement, Permal provides day-to-day portfolio management with respect to the fund’s assets, including the allocation among asset classes and the determination of the fund’s allocation to particular underlying funds (the “First Subadvisory Agreement”). Under the second subadvisory agreement, Permal is responsible for implementing or delegating the implementation of portfolio investment decisions for the fund and providing or delegating certain compliance and portfolio execution services to the fund (the “Second Subadvisory Agreement”). Permal is currently an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

On January 22, 2016, certain affiliates of Legg Mason entered into an agreement with Mr. Gregg S. Hymowitz, the Co-founder and Managing Partner of EnTrust Capital (“EnTrust”), and entities controlled by him, to combine the businesses of The Permal Group, of which Permal is a member, and EnTrust (the “Combination”). As a result of the Combination, a new combined entity, EnTrustPermal LLC, will be formed with Legg Mason owning 65% and Mr. Hymowitz and entities controlled by him owning 35%. Permal will be rebranded as EnTrustPermal Management LLC (“EnTrustPermal”).

As a result of the Combination, there will be a “change in control” in the ultimate ownership of Permal for purposes of the Investment Company Act of 1940, thereby triggering the automatic assignment provision in each of the First and Second Subadvisory Agreements to which Permal is a party. As a result, both the First and Second Subadvisory Agreements will terminate as of the date of the closing of the Combination.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on March 3, 2016, in anticipation of the Combination, the Board approved a new subadvisory agreement with EnTrustPermal (the “New Subadvisory Agreement”), which combines the functions performed under the First Subadvisory Agreement and the Second Subadvisory Agreement into one agreement. The services provided and the fees payable under the New Subadvisory Agreement will be identical to the services provided and fees payable under the First and Second Subadvisory Agreements.

A proxy statement further describing the Combination and the New Subadvisory Agreement and requesting that shareholders vote to approve the New Subadvisory Agreement will be mailed to shareholders on or about April 11, 2016. The Board has fixed the close of business of March 21, 2016 as the record date for determining shareholders entitled to notice and to vote at the Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting has been scheduled for May 20, 2016.

If fund shareholders approve the New Subadvisory Agreement and the Combination is effected, the name of the fund will be changed to “EnTrustPermal Alternative Core Fund” effective on the date of the closing of the Combination or such later date as may be determined by the fund’s officers.

This document is not a solicitation of any proxy. Please read the proxy materials carefully when they are available because they contain important information about EnTrustPermal and the New Subadvisory Agreement.

Please retain this supplement for future reference.

PRML245773